SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):          MAY 5, 2003



                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)



            ILLINOIS                    O-28557              36-3559839
         (State or other              (Commission         (I.R.S. Employer
   jurisdiction of incorporation)     File Number)       Identification No.)


                            1718 FRY ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
              (Address of principal executive offices)  (zip code)


                                 (281) 828-2500
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On May 5, 2003, S.W. Hatfield, CPA, the independent accountant previously engaged as the principal accountant to audit the financial statements of Humatech, Inc., declined appointment as the Company's independent certified public accounts, and resigned as auditors for the Company. As S.W. Hatfield, CPA resigned, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

     The audit report of S.W. Hatfield, CPA on the financial statements of Humatech, Inc. as of April 30, 2002 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years ended April 30, 2002 and 2001 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     In its resignation letter, S.W. Hatfield, CPA stated that, due to the uncertainty of disclosures made to them concerning various related party transactions, their audit reports for the Audit Period, as well as their audit review reports for the periods ended January 31, 2000 through January 31, 2003 may not present fairly and accurately the financial condition and results of operations for the Company for those respective periods in accordance with generally accepted accounting principles applied on a consistent basis or the Rules and Regulations of the U.S. Securities and Exchange Commission.

     Humatech, Inc. has provided a copy of this disclosure to its former accountants, and requested that the former accountants furnish them with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' response is included as an exhibit to this report.

     In response to the concerns raised by S.W. Hatfield, CPA, the Company intends to seek one or more candidates to join the Board of Directors, and intends to appoint an audit committee consisting entirely of independent directors to address the issues raised by S.W. Hatfield, CPA, and to interview and engage new auditors.

ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.          REGULATION  FD  DISCLOSURE

     The  following  Exhibits  are  filed  as  part  of  this  report:

EXHIBITS

ITEM  NO.          DESCRIPTION
---------          -----------

16.1          Letter  dated  May  5,  2003  from  S.W.  Hatfield,  CPA

16.2          Letter  dated  May  9,  2003  from  S.W.  Hatfield,  CPA

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  9,  2003                         Humatech,  Inc.,
                                              an  Illinois  corporation


                                                      /s/ David G. Williams
                                              ----------------------------------
                                              By:     David  G.  Williams
                                              Its:    President